Sun Capital Advisers Trust

Supplement dated June 9, 2005 to the Prospectus dated May 1, 2005

Under "About the Portfolio Managers" on page 24, the section describing the portfolio manager for the Value Small Cap Fund is replaced in its entirety with the following:
Fund	Fund Manager(s)	Manager since	Positions during past five years
Value Small Cap Fund	Thomas E. Browne Jr., CFA	2005

Portfolio Manager and Analyst for OpCap Advisors LLP. Joined OpCap Advisors and its parent, Oppenheimer Capital in 2003. Prior to that, he held portfolio management and equity analysis positions at SEB Asset Management and Palisade Capital Management.

Sun Capital Advisers Trust

Supplement dated June 9, 2005

to the Statement of Additional Information dated May 1, 2005

Under "Portfolio Managers" in the Statement of Additional Information, the section describing the "Other Accounts Managed by Portfolio Managers - OpCap Advisors" on page 39 is replaced in its entirety with the following:

Other Accounts Managed by Portfolio Managers - OpCap Advisors. The table below provides information concerning other accounts managed by Thomas E. Browne Jr. of OpCap Advisors who is primarily responsible for the day-to-day management of the portfolio of the Value Small Cap Fund.

Manager	Total # of Accounts	Total Assets Under Management
Thomas E. Browne Jr.
Other Registered Investment Companies	0	0
Other Pooled Vehicles	0	0
Other Accounts	0	0

In addition, the first sentence of the section describing the "Compensation - OpCap Advisors" on page 39 is replaced with the following:

Compensation - OpCap Advisors. Mr. Browne of OpCap Advisors is an employee of its parent, Oppenheimer Capital.